7337 EAST DOUBLETREE RANCH ROAD, SUITE 100

SCOTTSDALE, AZ 85258

January 21, 2016

VIA EDGAR

U.S. Securities and Exchange Commission

100 F St. N.E.

Washington, D.C. 20549

RE:	Voya Series Fund, Inc.
(File Nos. 33-41694; 811-06352)

Ladies and Gentlemen:

On behalf of Voya Series Fund, Inc. and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement, dated January 14, 2016 to Voya Global Target Payment Fund’s Prospectus dated February 27, 2015.

The purpose of the filing is to submit the 497(e) filing dated January 14, 2016 in XBRL for the Voya Global Target Payment Fund.

If you have any questions concerning the attached filing, please contact Jay Stamper at (480) 477-2660 or the undersigned at (480) 477-2649.

Regards,

/s/ Paul A. Caldarelli Paul A. Caldarelli Vice President and Senior Counsel Voya Investment Management